LMI Aerospace


787


G650

Wachovia 18th Annual Nantucket Equity Conference

June 2008

Safe Harbor Statements

This presentation contains several statements about management's current expectations, plans and prospects that constitute forward-looking statements for purposes of the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. The actual results may differ materially from those indicated by these forward-looking statements as a result of various risks and uncertainties, including risks and uncertainties that relate specifically to our recent acquisition of D3 Technologies, Inc., such as: (i) the D3 business will not be integrated successfully into LMI; (ii) the risk that the expected benefits of the acquisition may not be realized; and (iii) difficulties, costs or delays in implementing common internal controls, disclosure controls, systems and procedures. Please refer to the discussion contained under the heading "Risk Factors" under item 1A of our annual report on Form 10-K for the year ended December 31, 2007 for more details.

Senior Management

Ronald S. Saks

CEO,
President & Director

- CEO and President of LMI since 1984
- Previously served as Executive Vice President with Associated Transports, Inc.

Ryan Bogan

President, CEO & Director
D3 Technologies

- President, CEO and Director of D3 Technologies since 2001
- Previously served as Director of Business Development and COO at D3 Technologies

Lawrence E. Dickinson

Chief Financial Officer
and Secretary

- CFO of LMI since 1993
- Previously served as a Financial Analyst and Controller for LaBarge, Inc. from 1984 to 1993

Business Overview

- LMI Aerospace, Inc. is a leading provider of design engineering services, structural components, assemblies and kits to the aerospace, defense and technology industries
- Produces more than 30,000 aerospace parts, kits and assemblies for integration into a variety of civilian and military aircraft platforms
- Supports both military and commercial aircraft lifecycles, from conceptual design, analysis and certification through production support, fleet support and service life extensions with over 350 qualified engineers
- 17 facilities in 12 cities
- Successfully integrated seven acquisitions since 1996
- 2007 revenue of $168.5 million
- 2008E revenue of $241 to $259 million

Aerostructures
Assemblies, Kits and Components


Gulfstream Fuselage Kit


Rotorcraft Machined Components


Wing Leading Edge


Sikorsky Helicopter Cabin Assembly


Gun Assembly Components


737 Winglet Housing

Superior reputation for quality and on-time delivery

D3 Adds Design Engineering Services


Airbus A330 Wing


Boeing 787 Structural and Systems Design


Boeing Dreamlifter Structural and Systems Design


767 Tanker Wing and Fuselage


F-35 Wing and Fuselage


F-18 Program Management

Well positioned on both commercial and military platforms

Strategic Benefits of the D3 Combination


D3
Engineering
LMI / D3
Design-Build
Services
LMI
Manufacturing

- LMI is positioned as a "turnkey" aerospace systems provider
  - Strengthens LMI's current customer relationships with OEM'S and Tier 1
  - Potential access to Airbus with combined capabilities
  - Engineering services on build only projects allow for more efficient design and affordability.
- Capitalizes on accelerating trend toward OEM's and Tier 1's outsourcing of complex aircraft development projects
- Enhances the depth of LMI's management and engineering team
  - Employs over 350 highly skilled engineers
- Unique composite materials engineering expertise through our CTCE group.

Integrated Design-Build Process

Opportunity

- Customer was unable to integrate legacy exterior lighting components into its new corporate jet, due to space constraints

Approach

- D3 applied its in-house design and integration expertise to develop a solution for each light, utilizing cutting-edge LED technology

Solution

- LMI applied its in-house manufacturing expertise and existing supply chain to develop a manufacturing plan and product pricing for each lighting solution



Integrated LED Aft Navigation & Anti-collision Light Assembly



Integrated LED Wing Tip Navigation, Taxi & Anti-collision Light Assembly



Integrated LED Taxi Light Assembly

Key Benefits of LMI-D3 Combination

> D3 Engineering design and LMI build business will continue to grow with expanded engineering services enhancing our build programs.

> Financial capability has been enhanced for accessing capital markets to acquire complementary businesses and invest in new design build programs

> Technical design and manufacturing capability exists to provide turnkey design build projects

> Program management organization provides effective project management from proposal stage to sustaining manufacturing stage

> Design-Build of metallic and non-metallic structures is our primary strategy for future growth

Geographic Locations


Mukilteo
Auburn
Sun Valley
Vista
San Diego
Mexicali
Wichita
Tulsa
Dallas
Irving
St. Louis
Washington
Greenville
Savannah
Forming
Machining
Processing
Distribution
Design
HQ

Strong Relationships with OEMs & Tier 1s

BOEING
Sikorsky
A United Technologies Company
Gulfstream
A GENERAL DYNAMICS COMPANY
LOCKHEED MARTIN

SPIRIT AEROSYSTEMS
Vought Aircraft Industries, Inc.
ATK
NORTHROP GRUMMAN

FACC
BOMBARDIER
SAIC
DEPARTMENT OF THE NAVY UNITED STATES OF AMERICA

AIRBUS
GE Aviation
Hamilton Sundstrand
A United Technologies Company
JANICKI INDUSTRIES

MITSUBISHI HEAVY INDUSTRIES, LTD.
Honeywell
Kawasaki
CYMER

Long-term agreements with blue-chip customers

Revenue Diversification Across Aerospace Sectors

- LMI applies its capabilities across multiple customers and aircraft platforms

Aerostructures 2007


Other
4%
Technology
5%
Commercial
32%
Military
23%
Corporate and
Regional
36%

Engineering Services 2007


Other
6%
Military
16%
Commercial
51%
Corporate and
Regional
27%

Notes:
- Engineering split based upon revenue since acquisition of D3 Technologies on July 31, 2007

Business Jet Market

- Domestic and international demand is expected to remain strong
- Demand for aircraft driving new product development

Global Business Jet Deliveries



1250
1050
850
650
450
2003 – 2009 CAGR = 16%
502
581
729
862
974
1113
1214
2003
2004
2005
2006
2007
2008
2009

Source: Wall Street Research.

Jet Deliveries of LMI Aerospace Customers



475
400
325
250
175
100
2003 – 2009 CAGR = 20%
144
207
277
326
364
417
444
2003
2004
2005
2006
2007
2008
2009

LMI Aerospace customers include Bombardier and Gulfstream.

Provider of Business Jet Components and Services

- Manufacturing
  - Fuselage Skins and Components
  - Wing Skins and Components
  - Leading Edges
  - Structural Sheet Metal & Extruded Components
  - Detail Interior Components
- Design Engineering Services
  - Wing/Wingbox Design
  - Winglet Design
  - Systems Design and Integration
  - Certification Planning and Support
  - Tool Design and Fabrication


G650

G-650



G-550



G-150


LEADING EDGE
FLAP
AILERON

Design Engineering

LMI AEROSPACE, INC.

Commercial Aircraft Market

- Production rates for legacy aircraft stable for the foreseeable future
- Growth in commercial air travel is moderating.
- Demand for lighter and more fuel efficient aircraft driving product development


Large Commercial Aircraft Deliveries
1,200
1,100
1,000
900
800
700
600
500
833
669
575
600
663
820
894
963
1,058
1,107
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010

Source: Wall Street Research.

Provides Parts and Services to All Major Boeing Models

- Manufacturing
  - Fuselage Skins and Components
  - Wing Skins and Components
  - Leading Edges
  - Winglet Leading Edge and modification kit
  - Door Components
  - Cockpit Window Frames
- Design Engineering Services
  - Wing/Wingbox Design
  - Fuselage/Empennage Design
  - Composite Design Expertise
  - Systems Design and Integration
  - Weight Improvement Design
  - Tool Design and Fabrication



767



777



767 Wing Mod



787



737



747

Military Market

- Demand for military aircraft driven by high utilization levels and aging fleet
- Strong growth for rotorcraft also driven by need for force mobility
- Engineering services for military aircraft programs driven by upgrades, maintenance, modification and new aircraft development

Defense Aircraft Procurement Budget


$ in billions
$45
$40
$35
$30
$25
$20
2008 – 2012 CAGR = 11%
$29
$34
$38
$40
$45
2008
2009
2010
2011
2012

Source: FY08 Greenbook & Wall Street Research.

Black Hawk Production - # of Units


240
200
160
120
80
2007 – 2012 CAGR = 16%
95
150
175
200
210
205
2007
2008
2009
2010
2011
2012

Source: Industry Research

Provider of Military Assemblies, Components and Design Engineering Services

- Manufacturing
  - Helicopter Components
  - Helicopter Assemblies
  - Housings and Assemblies for Gun Turrets
- Design Engineering Services
  - Wing/Wingbox Design
  - Fuselage/Empennage Design
  - Composite Design Expertise
  - Systems Design and Integration
  - Weight Improvement Design
  - Tool Design and Fabrication
  - Rapid Prototyping and Test
  - Avionics and Tactical Software Development



F-35



F-18



AH-64



UH-60

Growth Strategy

- Leverage strong customer relationships
- Pursue design-build opportunities
- Expand value-added services and solutions
- Expand into more complex metal and non-metal technologies
- Invest in production efficiencies and capacity
- Pursue strategic acquisitions

Strong Financial Performance

Revenue & Gross Profit Margin

$ in millions



$280
$240
$200
$160
$120
$80
$40
$0
50%
40%
30%
20%
10%
0%
$86
$101
$123
$169
$250
19%
25%
27%
27%
26%
2004
2005
2006
2007
2008E

Notes: 2008 Midpoint guidance as of 12/31/2007.

Guidance for 2008

$ in millions

	2008
Revenue	$241 - $259
Gross Profit Margin	*25% - 26.5%*
SG&A	$31 - $33
Interest Expense	$1.9 - $2.2
Tax Rate	*36%*

Continued Growth in Q1 2008

Q1 Operating Results

(Amts in millions, expect per share data)

	3/31/07	3/31/08	% Increase
Sales	$32.2	$60.4	88%
Gross Profit	8.3	15.6	89%
Margin	*25.7%*	*25.9%*	
EBITDA	4.1	9.2	123%
Margin	*12.8%*	*15.2%*	
Net Income	2.2	4.5	100%
Margin	*7.0%*	*7.4%*	
Diluted EPS	0.20	0.40	100%

Growing EBITDA and Solid Balance Sheet

- Strong balance sheet and cash flows provide significant debt capacity for growth
  - $80 million credit facility with a $40 million accordion feature

EBITDA & EBITDA Margin



$ in millions
$50
$40
$30
$20
$10
$0
30%
20%
10%
0%
$7
$14
$20
$27
$41
8%
14%
16%
16%
16%
2004
2005
2006
2007
2008E

Notes:
- EBITDA estimates are based upon mid-point of guidance ranges
- EBITDA includes amortization of restricted stock awards

Investment Highlights

- Leading supplier across diversified, growing aerospace markets
- Favorable aerospace industry dynamics
- Preferred supplier to aircraft OEMs & Tier 1s
- Broad array of design engineering services, manufacturing capabilities and value-added services
- Culture of continuous improvement
- Experienced management team with a proven track record
- Defined growth strategy